==============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ---------------



                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              ---------------


DATE OF REPORT:   APRIL 29, 2003

DATE OF EARLIEST EVENT REPORTED:    APRIL 29, 2003


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                      1-12929                    36-4135495
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)

                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (828) 324-2200

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibit   Description
               -------   -----------
               99.1      CommScope, Inc. Press Release, dated April 29, 2003.

Item 9.   Regulation FD Disclosure.
          ------------------------

     This information (including the exhibit hereto), furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item
12. Disclosure of Results of Operations and Financial Condition" in accordance with interim procedures promulgated by the Securities and Exchange Commission (the "Commission") in Release No. 33-8216. Additionally, as provided in SEC Release No. 33-8216, this information (including the exhibit hereto) shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

     On April 29, 2003, the Registrant issued a press release relating to its financial results for the first quarter of 2003. The full text of the press release is attached hereto as Exhibit 99.1 to this report.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: April 29, 2003


                                   COMMSCOPE, INC.


                                   By: /s/  Frank B. Wyatt, II
                                       --------------------------------------
                                       Frank B. Wyatt, II
                                       Senior Vice President, General Counsel
                                       and Secretary

                             Index of Exhibits
                             -----------------

Exhibit                     Description
-------                     -----------
No.
---
 99.1       CommScope, Inc. press release, dated April 29, 2003